AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
AIG CORPORATE INVESTORsm
PLATINUM INVESTOR® II
PLATINUM INVESTOR® FLEXDIRECTORsm
PLATINUM INVESTOR® VIP
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED SEPTEMBER 19, 2007
TO POLICY PROSPECTUSES

          Effective September 19, 2007, American General Life Insurance Company ("AGL") is amending certain of its variable universal life insurance Policy prospectuses for the sole purpose of amending the "Legal Proceedings" section of the prospectuses. In September 2007, the Securities and Exchange Commission granted AGL's parent company, American International Group, Inc., a permanent exemptive order pursuant to Section 9(c) of the Investment Company Act of 1940, and the current "Legal Proceedings" disclosure in AGL's prospectuses is no longer applicable.

          The "Legal Proceedings" section of each prospectus is deleted and replaced in its entirety with the following:

LEGAL PROCEEDINGS

          AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations and financial position.